UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2012

Booz Allen Hamilton Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 3, 2012 Booz Allen Hamilton Holding Corporation (the “Company”) issued a press release announcing its results of operations for the quarter ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

On February 3, 2012, the Company posted to the “Investor Relations” section of its website slides that accompany the earnings conference call. A copy of the slides are attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated February 3, 2012

99.2	Slides for the Earnings Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

February 3, 2012	By:	Samuel R. Strickland
Name: Samuel R. Strickland
Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 3, 2012

99.2	Slides for the Earnings Conference Call